Align Technology Announces Third Quarter 2013 Results

SAN JOSE, CA -- (Marketwired - October 17, 2013) - Align Technology, Inc. (NASDAQ: ALGN)

  Net revenues of $164.5 million were up 20.5% year-over-year
  Invisalign clear aligner net revenues of $153.5 million were up 21.2% year-over-year
  Invisalign clear aligner shipments of 106.9 thousand were up 15.5% year-over-year
  GAAP earnings per diluted share (EPS) of $0.42

Align Technology, Inc. (NASDAQ: ALGN) today reported financial results for the third quarter ended September 30, 2013.

Total net revenues for the third quarter of 2013 (Q3'13) were $164.5 million. This is compared to net revenues of $163.8 million reported in the second quarter of 2013 (Q2'13) and $136.5 million in the third quarter of 2012 (Q3'12). Q3'13 clear aligner net revenues were $153.5 million, compared to $153.3 million in Q2'13 and $126.7 million in Q3'12. Clear aligner case shipments in the third quarter of 2013 were 106.9 thousand, compared to 106.1 thousand in Q2'13 and 92.5 thousand in Q3'12. Q3'13 scanner and CAD/CAM services net revenues were $11.0 million, compared to $10.5 million in Q2'13 and compared to $9.8 million in Q3'12.

"I'm pleased to report another very good quarter for Align with net revenues, gross margin, and EPS higher than our outlook. Further we achieved record levels of net revenues, Invisalign case volume, and North American iTero scanner volume, enabling us to reach the low end of our long term model for operating margin, while generating strong operating cash flow," said Thomas M. Prescott, Align president and CEO. "The third quarter includes a seasonally slower period in Europe and in North America for our GP dentists, along with the peak of the summer season for teenage orthodontic case starts. We're pleased that patient traffic appears to have remained solid for our North American Orthodontist customers this summer, which resulted in strong sequential and year over year growth for Invisalign volume, especially in the important teenage segment."

Net profit for the third quarter of 2013 was $34.5 million, or $0.42 per diluted share, which includes $1.3 million, or $0.02 per diluted share, for a one-time tax benefit related to our fiscal 2012 U.S. federal income taxes. This is compared to net profit of $29.3 million, or $0.36 per diluted share, in Q2'13 and net loss of $0.3 million, or $0.00 per diluted share in Q3'12. In the third quarter last year, net loss included a pre-tax goodwill impairment charge of $24.7 million, as well as other pre-tax acquisition and integration related costs of $0.4 million.

As of September 30, 2013, the Company had $400.4 million in cash, cash equivalents, and short and long-term marketable securities compared to $356.1 million as of December 31, 2012.

To supplement our consolidated financial statements, we provide the following GAAP and non-GAAP financial measures. Detailed reconciliations between GAAP and non-GAAP information are contained in the tables following the financial tables of this release. Starting in fiscal 2013, amortization of acquired intangible assets is no longer excluded as a non-GAAP measure. This expense is included in GAAP gross profit, operating expenses, operating profit and net profit (loss) for the periods presented below and therefore is no longer a reconciling item.

Q3'13 Operating Results ($M except for per share amounts and percentages)
============================================================================

Key GAAP Operating Results                            Q3'13   Q2'13   Q3'12
                                                     ------  ------  -------
Net Revenues                                         $164.5  $163.8   $136.5
- Clear Aligner                                      $153.5  $153.3   $126.7
- Scanner and CAD/CAM Services                        $11.0   $10.5    $9.8

Gross Margin                                          76.0%   75.5%   73.5%
- Clear Aligner                                       79.9%   78.4%   77.6%
- Scanner and CAD/CAM Services                        22.2%   33.9%   20.6%

Operating Expenses                                    $83.6   $85.8   $95.8
Operating Margin                                      25.2%   23.1%    3.3%
Net Profit (Loss)                                     $34.5   $29.3   ($0.3)
Earnings (Loss) Per Diluted Share (EPS)               $0.42   $0.36  ($0.00)

Key Non-GAAP Operating Results                        Q3'13   Q2'13   Q3'12
                                                     ------  ------  -------
Non-GAAP Gross Margin                                 76.0%   75.5%   73.6%
- Non-GAAP Clear Aligner                              79.9%   78.4%   77.6%
- Non-GAAP Scanner & CAD/CAM Services                 22.2%   33.9%   21.6%

Non-GAAP Operating Expenses                           $83.6   $85.8   $70.9
Non-GAAP Operating Margin                             25.2%   23.1%   21.6%
Non-GAAP Net Profit                                   $34.5   $29.3   $22.2
Non-GAAP Earnings Per Diluted Share (EPS)             $0.42   $0.36   $0.26
EBITDA                                                $45.8   $41.4    $8.5
Adjusted EBITDA                                       $45.8   $41.4   $33.6

Stock-based Compensation (SBC)                        Q3'13   Q2'13   Q3'12
                                                     ------  ------  -------
Total SBC Expense                                     $7.6    $7.3     $5.4
- SBC included in Gross Margin                        $0.7    $0.6     $0.5
- SBC included in Operating Expenses                  $6.9    $6.7     $4.9

Q4 Fiscal 2013 Business Outlook
For the fourth quarter of 2013 (Q4'13), Align Technology provides the following guidance:

  Clear aligner case shipments in a range of 109.7 to 112.1 thousand cases, which reflects a year-over-year increase of 21.2% to 23.9%
  Net revenues in a range of $169.1 million to $173.1 million
  Earnings per diluted share in a range of $0.41 to $0.43

Align Web Cast and Conference Call
Align Technology will host a conference call today, October 17, 2013 at 4:30 p.m. ET, 1:30 p.m. PT, to review its third quarter 2013 results, discuss future operating trends and the business outlook. The conference call will also be web cast live via the Internet. To access the web cast, go to the "Events & Presentations" section under Company Information on Align Technology's Investor Relations web site at http://investor.aligntech.com. To access the conference call, please dial 201-689-8261 approximately fifteen minutes prior to the start of the call. An archived audio web cast will be available beginning approximately one hour after the call's conclusion and will remain available for approximately 12 months. Additionally, a telephonic replay of the call can be accessed by dialing 877-660-6853 with conference number 421424 followed by #. For international callers, please dial 201-612-7415 and use the same conference number referenced above. The telephonic replay will be available through 5:30 p.m. ET on October 25, 2013.

About Align Technology, Inc.
Align Technology designs, manufactures and markets Invisalign, a proprietary method for treating malocclusion, or the misalignment of teeth. Invisalign corrects malocclusion using a series of clear, nearly invisible, removable appliances that gently move teeth to a desired final position. Because it does not rely on the use of metal or ceramic brackets and wires, Invisalign significantly reduces the aesthetic and other limitations associated with braces. Invisalign is appropriate for treating adults and teens. Align Technology was founded in March 1997 and received FDA clearance to market Invisalign in 1998.The Invisalign product family includes Invisalign, Invisalign Teen, Invisalign Assist, Invisalign Express 10, Invisalign Express 5, Invisalign Lite, and Vivera Retainers. To learn more about Invisalign or to find an Invisalign trained doctor in your area, please visit www.invisalign.com.

Cadent Holdings, Inc. is a subsidiary of Align Technology and is a leading provider of 3D digital scanning solutions for orthodontics and dentistry. The Cadent family of products includes the iTero scanning systems, OrthoCAD iCast and OrthoCAD iRecord. For additional information, please visit www.cadentinc.com.

About Non-GAAP Financial Measures
To supplement our consolidated financial statements and our business outlook, we may use from time to time the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating profit, non-GAAP net profit and non-GAAP earnings per share, which exclude, as applicable, acquisition and integration related costs, severance and benefit costs, impairment of goodwill, impairment of long-lived assets and any related income tax-related adjustments, and EBITDA and adjusted EBITDA. The presentation of this financial information is not intended to be considered in isolation, or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our "core operating performance." Management believes that "core operating performance" represents Align's performance in the ordinary, on-going and customary course of its operations. Accordingly, management excludes from "core operating performance" certain expenditures and other items that may not be indicative of our operating performance including discrete cash and non-cash charges that are infrequent, or one-time in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal evaluation of period-to-period comparisons. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, and (2) they are provided to and used by our institutional investors and the analyst community to facilitate comparisons with prior and subsequent reporting periods. A reconciliation of the GAAP and non-GAAP financial measures for the quarter and year and a more detailed explanation of each non-GAAP financial measure and its uses are provided in the footnotes to the table captioned "Reconciliation of GAAP to non-GAAP Key Financial Metrics" and "Business Outlook Summary" included at the end of this release.

Forward-Looking Statement
This news release, including the tables below, contains forward-looking statements, including statements regarding certain business metrics for the fourth quarter of 2013, including anticipated net revenues, gross margin, operating expenses, operating profit, diluted earnings per share, case shipments and cash, cash equivalents and short-term and long-term investments. Forward-looking statements contained in this news release and the tables below relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that might cause such a difference include, but are not limited to, difficulties predicting customer and consumer purchasing behavior, the willingness and ability of our customers to maintain and/or increase utilization in sufficient numbers, the possibility that the development and release of new products does not proceed in accordance with the anticipated timeline, the possibility that the market for the sale of these new products may not develop as expected, the risks relating to Align's ability to sustain or increase profitability or revenue growth in future periods while controlling expenses, growth related risks, including capacity constraints and pressure on our internal systems and personnel, our ability to successfully achieve the anticipated benefits from the scanner and the CAD/CAM services business, continued customer demand for our existing and new products, changes in consumer spending habits as a result of, among other things, prevailing economic conditions, levels of employment, salaries and wages and consumer confidence, the timing of case submissions from our doctors within a quarter, acceptance of our products by consumers and dental professionals, foreign operational, political and other risks relating to Align's international manufacturing operations, Align's ability to protect its intellectual property rights, continued compliance with regulatory requirements, competition from existing and new competitors, Align's ability to develop and successfully introduce new products and product enhancements, the loss of key personnel and impairments in the book value of goodwill or other intangible assets. These and other risks are detailed from time to time in Align's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the Securities and Exchange Commission on March 1, 2013. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

ALIGN TECHNOLOGY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

                       Three Months Ended            Nine Months Ended
                  ---------------------------  ----------------------------
                  September 30, September 30,  September 30,  September 30,
                       2013          2012           2013           2012
                  ------------- -------------  -------------  -------------

Net revenues      $     164,506       136,496  $     481,914        417,201

Cost of net
 revenues                39,416        36,146        120,284        107,291
                  ------------- -------------  -------------  -------------

Gross profit            125,090       100,350        361,630        309,910
                  ------------- -------------  -------------  -------------

Operating
 expenses:
 Sales and
  marketing              45,224        36,468        135,352        114,272
 General and
  administrative         27,487        24,762         84,862         71,294
 Research and
  development            10,915         9,952         33,113         31,158
 Impairment of
  goodwill                    -        24,665         40,693         24,665
 Impairment of
  long-lived
  assets                      -             -         26,320              -
                  ------------- -------------  -------------  -------------
Total operating
 expenses                83,626        95,847        320,340        241,389

Operating profit         41,464         4,503         41,290         68,521

Interest and
 other income
 (expense), net             449          (353)          (874)          (624)
                  ------------- -------------  -------------  -------------

Profit before
 income taxes            41,913         4,150         40,416         67,897

Provision for
 income taxes             7,376         4,494         18,542         18,765
                  ------------- -------------  -------------  -------------

Net profit (loss) $      34,537 $        (344) $      21,874  $      49,132
                  ============= =============  =============  =============

Net profit (loss)
 per share
  - basic         $        0.43 $       (0.00) $        0.27  $        0.61
                  ============= =============  =============  =============
  - diluted       $        0.42 $       (0.00) $        0.26  $        0.59
                  ============= =============  =============  =============

Shares used in
 computing net
 profit (loss)
 per share
  - basic                79,967        81,437         80,592         80,356
                  ============= =============  =============  =============
  - diluted              81,848        81,437         82,549         83,016
                  ============= =============  =============  =============

ALIGN TECHNOLOGY, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

                                              September 30,   December 31,
                                                   2013            2012

                                             --------------- ---------------
                   ASSETS

Current assets:
  Cash and cash equivalents                  $       175,839 $       306,386
  Marketable securities, short-term                  147,740          28,485
  Accounts receivable, net                           109,179          98,992
  Inventories                                         14,662          15,122
  Other current assets                                34,839          36,808
                                             --------------- ---------------
    Total current assets                             482,259         485,793

Marketable securities, long-term                      76,836          21,252
Property and equipment, net                           76,552          79,191
Goodwill and intangible assets, net                   86,107         145,013
Deferred tax assets                                   28,822          21,609
Other long-term assets                                 8,630           3,454
                                             --------------- ---------------

    Total assets                             $       759,206 $       756,312
                                             =============== ===============

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                           $        19,157 $        19,549
  Accrued liabilities                                 73,714          74,247
  Deferred revenue                                    70,397          61,975
                                             --------------- ---------------
    Total current liabilities                        163,268         155,771

Other long term liabilities                           20,254          19,224
                                             --------------- ---------------

    Total liabilities                                183,522         174,995

Total stockholders' equity                           575,684         581,317
                                             --------------- ---------------

  Total liabilities and stockholders' equity $       759,206 $       756,312
                                             =============== ===============

ALIGN TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP KEY FINANCIAL METRICS

Reconciliation of GAAP to Non-GAAP
 Gross Profit
(in thousands)
                                                Three Months Ended
                                      -------------------------------------
                                      September 30,  June 30, September 30,
                                           2013        2013        2012
                                      ------------- --------- -------------

GAAP Gross profit                     $     125,090 $ 123,691 $     100,350
  Acquisition and integration costs
   related to cost of revenues (1)                -         -            55
  Severance and benefit costs related
   to cost of revenues (2)                        -         -            39
                                      ------------- --------- -------------
Non-GAAP Gross profit                 $     125,090 $ 123,691 $     100,444
                                      ============= ========= =============

Reconciliation of GAAP to Non-GAAP
 Gross Profit Scanner and CAD/CAM
 Services
(in thousands)
                                                Three Months Ended
                                      -------------------------------------
                                      September 30,  June 30, September 30,
                                           2013        2013        2012
                                      ------------- --------- -------------

GAAP Scanner and CAD/CAM Services
 gross profit                         $       2,427 $   3,567 $       2,016
  Acquisition and integration costs
   related to cost of revenues (1)                -         -            55
  Severance and benefit costs related
   to cost of revenues (2)                        -         -            39
                                      ------------- --------- -------------
Non-GAAP Gross profit                 $       2,427 $   3,567 $       2,110
                                      ============= ========= =============

Reconciliation of GAAP to Non-GAAP
Operating Expenses
(in thousands)
                                                Three Months Ended
                                      -------------------------------------
                                      September 30,  June 30, September 30,
                                           2013        2013        2012
                                      ------------- --------- -------------

GAAP Operating expenses               $      83,626 $  85,790 $      95,847
  Acquisition and integration costs
   related to operating expenses (1)              -         -          (179)
  Severance and benefit costs related
   to operating expenses (2)                      -         -          (105)
  Impairment of goodwill (3)                      -         -       (24,665)
  Impairment of long-lived assets (4)             -         -             -
                                      ------------- --------- -------------
Non-GAAP Operating expenses           $      83,626 $  85,790 $      70,898
                                      ============= ========= =============

Reconciliation of GAAP to Non-GAAP
Operating Profit
(in thousands)
                                                Three Months Ended
                                      -------------------------------------
                                      September 30,  June 30, September 30,
                                           2013        2013        2012
                                      ------------- --------- -------------

GAAP Operating profit                 $      41,464 $  37,901 $       4,503
  Acquisition and integration costs
   (1)                                            -         -           234
  Severance and benefit costs (2)                 -         -           144
  Impairment of goodwill (3)                      -         -        24,665
  Impairment of long-lived assets (4)             -         -             -
                                      ------------- --------- -------------
Non-GAAP Operating profit             $      41,464 $  37,901 $      29,546
                                      ============= ========= =============

Reconciliation of GAAP to Non-GAAP
Net Profit
(in thousands, except per share
amounts)
                                                Three Months Ended
                                      -------------------------------------
                                      September 30,  June 30, September 30,
                                           2013        2013        2012
                                      ------------- --------- -------------

GAAP Net profit (loss)                $      34,537 $  29,320 $        (344)
  Acquisition and integration costs
   (1)                                            -         -           234
  Severance and benefit costs (2)                 -         -           144
  Impairment of goodwill (3)                      -         -        24,665
  Impairment of long-lived assets (4)             -         -             -
  Income tax-related adjustments (5)              -         -        (2,512)
                                      ------------- --------- -------------
Non-GAAP Net profit                   $      34,537 $  29,320 $      22,187
                                      ============= ========= =============

Diluted Net profit (loss) per share:
    GAAP                              $        0.42 $    0.36 $       (0.00)
                                      ============= ========= =============
    Non-GAAP                          $        0.42 $    0.36 $        0.26
                                      ============= ========= =============

Shares used in computing diluted GAAP
 Net profit (loss) per share                 81,848    82,149        81,437
                                      ============= ========= =============
Shares used in computing diluted Non-
 GAAP Net profit per share                   81,848    82,149        83,906
                                      ============= ========= =============

Reconciliation of GAAP Net Profit to
EBITDA and Adjusted EBITDA
(in thousands)
                                                Three Months Ended
                                      -------------------------------------
                                      September 30,  June 30, September 30,
                                           2013        2013        2012
                                      ------------- --------- -------------

GAAP Net profit (loss)                $      34,537 $  29,320 $        (344)
Provision for income taxes                    7,376     8,246         4,494
Depreciation and amortization                 3,858     3,846         4,374
                                      ------------- --------- -------------
EBITDA (6)                                   45,771    41,412         8,524
                                      ------------- --------- -------------

Adjustments or charges:
  Acquisition and integration related
   costs (1)                                      -         -           234
  Severance and benefit costs (2)                 -         -           144
  Impairment of goodwill (3)                      -         -        24,665
  Impairment of long-lived assets (4)             -         -             -
                                      ------------- --------- -------------
EBITDA after adjustments (6)          $      45,771 $  41,412 $      33,567
                                      ============= ========= =============

Starting in fiscal 2013, amortization of acquired intangible assets is no longer excluded as a non-GAAP measure. This expense is included in GAAP gross profit, operating expenses, operating profit (loss) and net profit (loss) for the periods presented below and therefore is no longer a reconciling item.

(1) Acquisition costs and integration related. We have incurred acquisition-related and other expenses which include legal, banker, accounting and other advisory fees of third parties, retention bonuses, integration and professional fees. We do not engage in acquisitions in the ordinary course of business. We believe that it is important to understand these charges; however, we do not believe that these charges are indicative of future operating results. We believe that eliminating these expenses from our non-GAAP measures is useful because we generally would not have otherwise incurred such expenses in the periods presented as part of our continuing operations.

(2) Severance and benefits costs. These costs are related to the closure of our New Jersey operations and were realized through the first three quarters of 2012. We have engaged in various restructuring and exit activities in 2011 and 2009 that have resulted in costs associated with severance and benefits. Such activity has been a discrete event based on a unique set of business objectives or circumstances, and each has differed from the others in terms of its operational implementation, business impact and scope. We do not engage in restructuring and/or exit activities in the ordinary course of business. We believe that it is important to understand significant severance and benefits costs from restructuring and exit activities and believe that investors benefit from excluding these charges from our operating results to facilitate a more meaningful evaluation of current operating performance and comparisons to past operating performance.

(3) Impairment of goodwill. These costs represents non-cash write-downs of our goodwill generally related to negative trends in market and economic conditions, termination of relationships with distributors, or the increase in competitive environment related to our Scanner and CAD/CAM Services reporting unit. We remove the impact of these charges to our operating performance to assist in assessing our ability to generate cash from operations. We believe this may be useful information to users of our financial statements; therefore, we have excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of our current operating performance, particularly in terms of liquidity.

(4) Impairment of long-lived assets. These costs represents non-cash write-downs of our long-lived assets generally related to the increase in competitive environment related to our Scanner and CAD/CAM Services reporting unit. As a result of these conditions, we have assessed that our asset group within the reporting unit was not recoverable and therefore recorded an impairment charge. We remove the impact of these charges to our operating performance to assist in assessing our ability to generate cash from operations. We believe this may be useful information to users of our financial statements; therefore, we have excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of our current operating performance, particularly in terms of liquidity.

(5) Income tax-related adjustments. Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for discrete tax items and items excluded from GAAP income in calculating the non-GAAP financial measures presented above. Our estimated tax rate on non-GAAP income is determined annually and may be re-calculated during the year to take into account events or trends that we believe materially impact the estimated annual rate.

(6) EBITDA and adjusted EBITDA. We use EBITDA as a performance measure for benchmarking against our peers and competitors. We believe EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties to evaluate companies in the medical technology industry. We also use adjusted EBITDA which excludes certain special or non-recurring expenses, net of certain special or non-recurring benefits, detailed in the reconciliation tables that accompany this release, as an internal measure of business operating performance. We believe such financial measures provide a meaningful perspective of the underlying operating performance to our current business. EBITDA and adjusted EBITDA are not recognized terms under GAAP. Because all companies do not calculate EBITDA and similarly titled financial measures in the same way, those measures as used by other companies may not be consistent with the way we calculate such measures and should not be considered as alternative measures of operating or net profit.

ALIGN TECHNOLOGY
Q3 2013 EARNINGS RELEASE ADDITIONAL DATA
REVENUE PERFORMANCE AND CLEAR ALIGNER METRICS
(in thousands except per share data)

                                     Q1         Q2         Q3         Q4
                                    2012       2012       2012       2012
                                 ---------  ---------  ---------  ---------
Invisalign Clear Aligner Net
 Revenues by Geography:
  North America                  $  86,871  $  92,997  $  89,568  $  91,686
    North American Orthodontists    41,688     43,942     43,090     43,812
    North American GP Dentists      45,183     49,055     46,478     47,874
  International                     29,700     32,883     29,700     32,513
  Non-case*                          6,757      7,789      7,457      8,660
                                 ---------  ---------  ---------  ---------
    Total Clear Aligner Net
     Revenues                    $ 123,328  $ 133,669  $ 126,725  $ 132,859
                                 =========  -========  =========  =========
  *includes Invisalign training,
   ancillary products, and
   retainers

Invisalign Clear Aligner Net
 Revenues by Product:
  Invisalign Full                $  82,424  $  88,617  $  80,294  $  87,265
  Invisalign Express/Lite           11,806     13,632     12,779     13,269
  Invisalign Teen                   15,148     16,380     19,144     16,455
  Invisalign Assist                  7,193      7,251      7,051      7,210
  Non-case*                          6,757      7,789      7,457      8,660
                                 ---------  ---------  ---------  ---------
    Total Clear Aligner Net
     Revenues                    $ 123,328  $ 133,669  $ 126,725  $ 132,859
                                 =========  =========  =========  =========

Average Invisalign Selling Price
 (ASP):
  Worldwide ASP (1)              $   1,370  $   1,320  $   1,290  $   1,375
  Worldwide ASP, adjusted (2)    $   1,370  $   1,320  $   1,290  $   1,320
  International ASP              $   1,485  $   1,455  $   1,355  $   1,455
  (1) Invisalign case net
   revenues / Invisalign case
   shipments
  (2) Adjusted for one-time
   adjustments (eg. Q4'12
   refinement release and Q1'13
   and Q2'13 grandfathered mid-
   course correction deferrals)

Invisalign Clear Aligner Cases
 Shipped by Geography:
  North America                     65,280     72,685     70,610     68,140
  North American Orthodontists      32,235     35,420     35,885     33,505
  North American GP Dentists        33,045     37,265     34,725     34,635
  International                     19,985     22,595     21,905     22,340
                                 ---------  ---------  ---------  ---------
    Total Cases Shipped             85,265     95,280     92,515     90,480
                                 =========  =========  =========  =========

Invisalign Clear Aligner Cases
 Shipped by Product:
                                             ========
  Invisalign Full                   57,145     62,510     57,400     57,920
  Invisalign Express/Lite           12,855     15,300     14,610     15,940
  Invisalign Teen                    9,935     11,860     15,265     11,255
  Invisalign Assist                  5,330      5,610      5,240      5,365
                                 ---------  ---------  ---------  ---------
    Total Cases Shipped             85,265     95,280     92,515     90,480
                                 =========  =========  =========  =========

Number of Invisalign Doctors
 Cases Shipped To:
  North American Orthodontists       4,460      4,575      4,660      4,615
  North American GP Dentists        11,365     12,120     11,925     11,685
  International                      5,085      5,480      5,400      5,715
                                 ---------  ---------  ---------  ---------
    Total Doctors Cases Shipped
     To                             20,910     22,175     21,985     22,015
                                 =========  =========  =========  =========

Invisalign Doctor Utilization
 Rates*:
  North American Orthodontists         7.2        7.7        7.7        7.3
  North American GP Dentists           2.9        3.1        2.9        3.0
  International                        3.9        4.1        4.1        3.9
                                 ---------  ---------  ---------  ---------
    Total Utilization Rates            4.1        4.3        4.2        4.1
                                 ---------  ---------  ---------  ---------
  * # of cases shipped/# of
   doctors to whom cases were
   shipped

Number of Invisalign Doctors
 Trained:
  North American Orthodontists          90         95        125         75
  North American GP Dentists           720        995        675        920
  International                        715        965        685        780
                                 ---------  ---------  ---------  ---------
    Total Doctors Trained
     Worldwide                       1,525      2,055      1,485      1,775
                                 ---------  ---------  ---------  ---------
    Total to Date Worldwide         71,180     73,235     74,720     76,495
                                 =========  =========  =========  =========

Scanner and CAD/CAM Services Net
 Revenues:
  North America Scanner and
   CAD/CAM Services              $  11,120  $  11,752  $   9,439  $   9,940
  International Scanner and
   CAD/CAM Services                    631        205        332         41
                                 ---------  ---------  ---------  ---------
    Total Scanner and CAD/CAM
     Net Revenues                $  11,751  $  11,957  $   9,771  $   9,981
                                 =========  =========  =========  =========

  Scanner Net Revenues           $   5,361  $   6,032  $   4,023  $   4,643
  CAD/CAM Services Net Revenues      6,390      5,925      5,748      5,338
                                 ---------  ---------  ---------  ---------
    Total Scanner and CAD/CAM
     Services Net Revenues       $  11,751  $  11,957  $   9,771  $   9,981
                                 =========  =========  =========  =========

Total Net Revenues by Geography:
  Total North America Net
   Revenues                      $  97,991  $ 104,749  $  99,007  $ 101,626
  Total International Net
   Revenues                         30,331     33,088     30,032     32,554
  Total Non-case Net Revenues        6,757      7,789      7,457      8,660
                                 ---------  ---------  ---------  ---------
    Total Worldwide Net Revenues $ 135,079  $ 145,626  $ 136,496  $ 142,840
                                 =========  =========  =========  =========
      YoY% growth                     28.8%      21.3%       8.4%      10.8%
      QoQ% growth                      4.8%       7.8%      -6.3%       4.6%

Note: Historical public data may differ due to rounding. Additionally, rounding may effect totals.

ALIGN TECHNOLOGY
Q3 2013 EARNINGS RELEASE ADDITIONAL DATA
REVENUE PERFORMANCE AND CLEAR ALIGNER METRICS
(in thousands except per share data)

                                   FISCAL       Q1         Q2         Q3
                                    2012       2013       2013       2013
                                 ---------  ---------  ---------  ---------
Invisalign Clear Aligner Net
 Revenues by Geography:
  North America                  $ 361,122  $  97,045  $ 102,217  $ 103,888
    North American Orthodontists   172,532     48,859     50,476     52,504
    North American GP Dentists     188,590     48,186     51,741     51,384
  International                    124,796     31,818     40,320     38,983
  Non-case*                         30,663     12,709     10,766     10,679
                                 ---------  ---------  ---------  ---------
    Total Clear Aligner Net
     Revenues                    $ 516,581  $ 141,572  $ 153,303  $ 153,550
                                =-========  =========  =========  =========
  *includes Invisalign training,
   ancillary products, and
   retainers

Invisalign Clear Aligner Net
 Revenues by Product:
  Invisalign Full                $ 338,600  $  85,914  $  95,762  $  93,945
  Invisalign Express/Lite           51,486     16,083     19,158     17,702
  Invisalign Teen                   67,127     18,573     19,937     23,779
  Invisalign Assist                 28,705      8,293      7,680      7,445
  Non-case*                         30,663     12,709     10,766     10,679
                                 ---------  ---------  ---------  ---------
    Total Clear Aligner Net
     Revenues                    $ 516,581  $ 141,572  $ 153,303  $ 153,550
                                 =========  =========  =========  =========

Average Invisalign Selling Price
 (ASP):
  Worldwide ASP (1)              $   1,340  $   1,315  $   1,345  $   1,335
  Worldwide ASP, adjusted (2)    $   1,325  $   1,340  $   1,355  $   1,335
  International ASP              $   1,435  $   1,355  $   1,480  $   1,455
  (1) Invisalign case net
   revenues / Invisalign case
   shipments
  (2) Adjusted for one-time
   adjustments (eg. Q4'12
   refinement release and Q1'13
   and Q2'13 grandfathered mid-
   course correction deferrals)

Invisalign Clear Aligner Cases
 Shipped by Geography:
  North America                    276,715     74,730     78,865     80,130
  North American Orthodontists     137,045     38,000     39,545     41,610
  North American GP Dentists       139,670     36,730     39,320     38,520
  International                     86,825     23,445     27,270     26,770
                                 ---------  ---------  ---------  ---------
    Total Cases Shipped            363,540     98,175    106,135    106,900
                                 =========  =========  =========  =========

Invisalign Clear Aligner Cases
 Shipped by Product:

  Invisalign Full                  234,975     61,245     65,525     64,600
  Invisalign Express/Lite           58,705     18,940     21,285     19,230
  Invisalign Teen                   48,315     12,580     13,920     17,740
  Invisalign Assist                 21,545      5,410      5,405      5,330
                                 ---------  ---------  ---------  ---------
    Total Cases Shipped            363,540     98,175    106,135    106,900
                                 =========  =========  =========  =========

Number of Invisalign Doctors
 Cases Shipped To:
  North American Orthodontists       5,665      4,760      4,940      4,970
  North American GP Dentists        19,285     12,520     13,130     13,170
  International                      9,285      5,840      6,355      6,510
                                 ---------  ---------  ---------  ---------
    Total Doctors Cases Shipped
     To                             34,235     23,120     24,425     24,650
                                 =========  =========  =========  =========

Invisalign Doctor Utilization
 Rates*:
  North American Orthodontists        24.2        8.0        8.0        8.4
  North American GP Dentists           7.2        2.9        3.0        2.9
  International                        9.4        4.0        4.3        4.1
                                 ---------  ---------  ---------  ---------
    Total Utilization Rates           10.6        4.3        4.4        4.3
                                 ---------  ---------  ---------  ---------
  * # of cases shipped/# of
   doctors to whom cases were
   shipped

Number of Invisalign Doctors
 Trained:
  North American Orthodontists         385         65        115         90
  North American GP Dentists         3,310        690      1,015        705
  International                      3,145        905      1,020        840
                                 ---------  ---------  ---------  ---------
    Total Doctors Trained
     Worldwide                       6,840      1,660      2,150      1,635
                                 ---------  ---------  ---------  ---------
    Total to Date Worldwide         76,495     78,155     80,305     81,940
                                 =========  =========  =========  =========

Scanner and CAD/CAM Services Net
 Revenues:
  North America Scanner and
   CAD/CAM Services              $  42,251  $  11,952  $  10,454  $  10,875
  International Scanner and
   CAD/CAM Services                  1,209         56         71         81
                                            ---------  ---------  ---------
    Total Scanner and CAD/CAM
     Net Revenues                $  43,460  $  12,008  $  10,525  $  10,956
                                 =========  =========  =========  =========

  Scanner Net Revenues           $  20,059  $   6,625  $   5,027  $   5,538
  CAD/CAM Services Net Revenues     23,401      5,383      5,498      5,418
                                 ---------  ---------  ---------  ---------
    Total Scanner and CAD/CAM
     Services Net Revenues       $  43,460  $  12,008  $  10,525  $  10,956
                                 =========  =========  =========  =========

Total Net Revenues by Geography:
  Total North America Net
   Revenues                      $ 403,373  $ 108,997  $ 112,671  $ 114,763
  Total International Net
   Revenues                        126,005     31,874     40,391     39,064
  Total Non-case Net Revenues       30,663     12,709     10,766     10,679
                                 ---------  ---------  ---------  ---------
    Total Worldwide Net Revenues $ 560,041  $ 153,580  $ 163,828  $ 164,506
                                 =========  =========  =========  =========
      YoY% growth                     16.7%      13.7%      12.5%      20.5%
      QoQ% growth                                 7.5%       6.7%       0.4%
                                 ----------

Note: Historical public data may differ due to rounding. Additionally, rounding may effect totals.

ALIGN TECHNOLOGY, INC.
BUSINESS OUTLOOK SUMMARY
(unaudited)

The outlook figures provided below and elsewhere in this press release are approximate in nature since Align's business outlook is difficult to predict. Align's future performance involves numerous risks and uncertainties and the company's results could differ materially from the outlook provided. Some of the factors that could affect Align's future financial performance and business outlook are set forth under "Forward
 Looking Information" above in this press release.

Financial Outlook
(in millions, except per share amounts and percentages)

                                                           Q4'13 Guidance
                                                        --------------------

                                                                GAAP
                                                        --------------------

Net Revenues                                               $169.1 - $173.1

Gross Margin                                                74.7% - 75.3%

Operating Expenses                                          $83.8 - $85.4

Operating Margin                                            25.2% - 26.0%

Net Income per Diluted Share                                $0.41 - $0.43

Stock Based Compensation Expense:
Cost of Net Revenues                                            $0.8
Operating Expenses                                              $7.1
                                                        --------------------
Total Stock Based Compensation Expense                          $7.9

Business Metrics:
                                                                Q4'13
                                                        --------------------
Case Shipments                                             109.7K - 112.1K
Cash, Cash Equivalents, and Marketable Securities           $434M - $444M
Capex                                                       $3.3M - $4.8M
Depreciation & Amortization                                 $3.8M - $4.3M
Diluted Shares Outstanding                                      82.2M

Investor Relations Contact
Shirley Stacy
Align Technology, Inc.
(408) 470-1150
sstacy@aligntech.com

Press Contact
Shannon Mangum Henderson
Ethos Communication, Inc.
(678) 261-7803
align@ethoscommunication.com